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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)        OCTOBER 14, 1999
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                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                 0-20618                                65-0328006
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         (Commission File Number)            (IRS Employer Identification No.)




                          5300 BROKEN SOUND BLVD., N.W.
                            BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code        (561) 994-6015
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                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

         On October 14, 1999, RailAmerica, Inc. (the "Company"), and its wholly owned subsidiary, Cotton Acquisition Corp., entered into an Agreement and Plan of Merger with RailTex, Inc. ("RailTex"), providing for the acquisition (the "Acquisition") by the Company of all of the outstanding common stock of RailTex for an aggregate purchase price of approximately $325 million (including the assumption of RailTex's outstanding long term debt). Pursuant to the Acquisition, RailTex's shareholders will receive $13.50 in cash and two-thirds of a share of RailAmerica common stock in exchange for each share of RailTex stock. It is anticipated that following the Acquisition, RailTex shareholders will own approximately 35% of the combined company. The transaction, which is expected to close in early 2000, is subject to shareholder approval by both companies, any necessary regulatory approvals and other customary closing conditions. The Company has obtained commitments for the financing of this transaction from affiliates of Donaldson, Lufkin & Jenrette Securities Corporation. The Acquisition will be accounted for as a purchase. The foregoing description of the Acquisition and the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         RailTex is North America's leading operator of short line freight railroads, concentrated in the southeastern, midwestern, Great Lakes and New England regions of the United States and Eastern Canada.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits

     EXHIBIT
      NUMBER                             DESCRIPTION
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         2.1      Agreement and Plan of Merger, dated as of October 14, 1999, among RailAmerica, Inc., Cotton Acquisition Corp. and RailTex, Inc.

         99.1     Press Release, dated October 14, 1999, issued by the Company.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RAILAMERICA, INC.



Dated:  October 18, 1999            By:/s/Gary O. Marino
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                                    Name: Gary O. Marino
                                    Its:  Chairman of the Board, President and
                                          Chief Executive Officer